Exhibit 10
                         AMENDMENT TO SECOND AMENDED AND
                            RESTATED CREDIT AGREEMENT

               This AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this Agreement"), effective as of July 31, 1995, is entered into by and among PROLER INTERNATIONAL CORP., a Delaware corporation ( Borrower"), the undersigned Subsidiaries of the Borrower, as Guarantors ( Guarantors"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ( Bank"). Capitalized terms used herein, unless otherwise defined, are as defined in the hereafter referenced Credit Agreement.

               WHEREAS, Borrower and Bank have executed that certain Second Amended and Restated Credit Agreement dated as of December 20,1994, (the Credit Agreement"); and

               WHEREAS, in connection therewith, certain Subsidiaries of the Borrower executed the Credit Agreement to evidence their guaranty of the Borrower's Obligations thereunder; and

               WHEREAS, Borrower has requested Bank to modify certain terms of the Credit Agreement; and

               WHEREAS, Bank has agreed to do so, provided Borrower and the Guarantors ratify and confirm all of their obligations under the Credit Agreement and the Security Documents.

               NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. AMENDMENT TO SECTION 1.01. Section 1.01 is hereby amended by deleting the date "June 30, 1996" where it appears in the definition of "Termination Date" and substituting therefor the date "December 31, 1996" and by deleting the date "December 31, 1996" where it appears in the definition of "Termination Date" and substituting therefor the date "June 30, 1997".

               2. AMENDMENT TO SECTION 7.03. Section 7.03 of the Credit Agreement is hereby amended by deleting subparagraph (a) thereof and substituting therefor the following:

                       (a) The Borrower shall not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than 2.5 to 1.0 at the end of any fiscal quarter of the Borrower, PROVIDED, notwithstanding the definition of `Joint Ventures', or anything else herein contained, for purposes of this Section 7.03(a) only (but not any other sections or subsections of 7.03), Consolidated Current Assets and Consolidated Current Liabilities shall include that portion of the current assets and current liabilities of the Joint Ventures equal to that portion of the Credit Parties' ownership interest therein."

               3. RATIFICATION. (a) Borrower acknowledges that the liens and security interests of each of the Security Documents and all terms thereof are hereby brought forward for the benefit of Bank and remain in full force and effect.

               (b) Except as amended and modified by this Agreement, (i) the Credit Agreement, the Note and the Security Documents shall continue in full force and effect and (ii) nothing in this Agreement releases any right, claim, lien, security interest or entitlement of Bank created by or contained in any of such documents nor is Borrower released from any covenant, warranty or obligation created by or contained therein.

               4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Bank that (a) this Agreement has been duly executed and delivered on behalf of Borrower, (b) this Agreement constitutes a valid and legally binding agreement enforceable against Borrower in accordance with its terms, (c) the representations and warranties contained in the Credit Agreement and the Security Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except as heretofore otherwise disclosed in writing to Bank (other than those of such representations and warranties which by their express terms speak to a date on or before the date hereof), (d) no Default exists under the Credit Agreement or any of the Security Documents and (e) the execution, delivery and performance of this Agreement has been duly authorized by Borrower.

               5. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

               6. GUARANTORS RATIFICATION. The Guarantors execute this Agreement for the purpose of acknowledging and approving same, ratifying the Guaranty of each of them and reaffirming that the Guaranty is in full force and effect and remain the joint and several liability of each Guarantor, notwithstanding the amendments made herein.

               7. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except that the laws of the United States of America and any rules, regulations or orders issued or promulgated thereunder applicable to the affairs and transactions of Bank otherwise preempt Texas law, in which event such federal law shall control.

               8. FINAL AGREEMENT OF THE PARTIES. THIS AGREEMENT, AND THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                         BORROWER:

                                         PROLER INTERNATIONAL CORP.

                                         By: /s/         M.F. LOY
                                         Name:           M. F. Loy
                                         Title:        Vice President

                                         GUARANTORS:

                                         PROLERIZED STEEL CORPORATION

                                         By: /s/         M.F. LOY
                                         Name:           M. F. Loy
                                         Title:    Vice President Finance

                                         PROLERIDE TRANSPORT SYSTEMS, INC.

                                         By: /s/         M.F. LOY
                                         Name:           M. F. Loy
                                         Title:    Vice President Finance

                                         PROLER RECYCLING, INC.

                                         By: /s/         M.F. LOY
                                         Name:           M. F. Loy
                                         Title:    Vice President Finance

                                         PROLER ENVIRONMENTAL SERVICES, INC.

                                         By: /s/         M.F. LOY
                                         Name:           M. F. Loy
                                         Title:    Vice President Finance

                                      -4-

                                         BANK:

                                         TEXAS COMMERCE BANK NATIONAL
                                         ASSOCIATION
                                         By: /s/    STEPHEN H. OGLESBY
                                         Name:      Stephen H. Oglesby
                                         Title:  Executive Vice President

                                      -5-